Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Electronic Systems Technology Inc., a Washington corporation (the "Company"), does hereby certify, to the best of such officer’s knowledge and belief, that:

1.

The Annual Report on Form 10-KSB for the year ended December 31, 2007 (the "Form 10-KSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 21, 2008

/s/ T.L. KIRCHNER

Tom L. Kirchner

President and CEO